POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Municipal Income

Fund II and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Donald J. Robinson
                                  ______________
                                  Donald J. Robinson

Dated:  September 30, 1996

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Municipal Income

Fund II and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Clifford L. Michel
                                  ____________________
                                  Clifford L. Michel

Dated:  September 30, 1996













000250203.AT6

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Municipal Income

Fund II and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                               /s/ James M. Hester
                                James M. Hester


Dated:  September 30, 1996













000250203.AT6

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Municipal Income

Fund II and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                               /s/ David H. Dievler
                                David H. Dievler


Dated:  September 30, 1996














000250203.AT6

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Municipal Income

Fund II and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ James R. Greene
                                  ___________________
                                  James R. Greene

Dated:  September 30, 1996














000250203.AT6

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Municipal Income

Fund II and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Ruth S. Block
                                  __________________
                                  Ruth S. Block

Dated:  September 30, 1996














000250203.AT6

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Municipal Income

Fund II and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                               /s/ John D. Carifa
                                John D. Carifa


Dated:  September 30, 1996














000250151.AT6